Guggenheim Funds Trust
805 King Farm Blvd., Suite 600
Rockville, Maryland 20850

Supplement dated August 15, 2017
to the currently effective Statutory Prospectuses, dated April 10, 2017 (the “Prospectuses”), each as supplemented from time to time, for each series (each, a “Fund”) of Guggenheim Funds Trust (the “Trust”)

This supplement provides updated information beyond that contained in the Prospectuses and should be read in conjunction with the Prospectuses.

Effective immediately, the description of the Funds’ Class A shares and Class C shares is amended to reflect certain conversion features and sales charge waivers, as set forth in this supplement.

The following paragraph is added as the third paragraph in the “Class A, Class C and Institutional Class” sub-section in the “Buying, Selling and Exchanging Fund Shares” section of the Prospectuses:

Employer Sponsored Plans and Employer Sponsored IRAs holding Class C shares of a Fund through RBC Wealth Management may convert their Class C shares for Class A shares of equal aggregate value of the same Fund as part of a pre-arranged, multiple-client transaction through RBC Wealth Management, through which the Class A shares are available. No sales charges will apply to any such conversions. Shareholders may wish to contact RBC Wealth Management to learn more about the details of this conversion feature.

The following paragraph is added as the fourth to last paragraph in the “Sales Charge Waivers” sub-section in the “Sales Charges” section of the Prospectuses:

In addition, the initial sales charge applicable to Class A shares will be waived for Class C shares converted into Class A shares of the same Fund through Employer Sponsored Plans and Employer Sponsored IRAs investing in the Fund through RBC Wealth Management. For more information, please see the description of this conversion feature above in the section “Buying, Selling and Exchanging Fund Shares.”

The following paragraph is added as the third to last paragraph in the “Waiver of CDSC” sub-section in the “Sales Charges” section of the Prospectuses:

The CDSC applicable to Class C shares will also be waived for Class C shares converted into Class A shares of the same Fund through Employer Sponsored Plans and Employer Sponsored IRAs investing in the Fund through RBC Wealth Management. For more information, please see the description of this conversion feature above in the section “Buying, Selling and Exchanging Fund Shares.”

Please Retain This Supplement for Future Reference

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